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                                                                   EXHIBIT 10(a)

    SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT

       This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT ("Amendment") is made this 4th day of May, 1995 by and between Sandy Corporation, A Michigan Corporation, ("Borrower") and Comerica ("Bank").


                                   WITNESSETH

       WHEREAS, on June 23, 1993, the Borrower and the Bank entered into a certain Amended and Restated Revolving Credit Loan Agreement (the "Agreement"); and

       WHEREAS, on August 30, 1994, the Borrower and the Bank entered into a certain FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "First Amendment"); and

       WHEREAS, the Borrower and the Bank desire to further amend the Agreement as set forth below;

       NOW, THEREFORE, in consideration of and reliance upon the foregoing recitals of fact and the agreements between the parties hereinafter set forth, Borrower and Bank hereby agree to amend the Agreement as follows:


       SECTION 1. Section 7.11 of the Agreement is amended to read in its entirety as follows:

       7.11 Acquire Fixed Assets. Acquire or expend for, or commit itself to acquire or expend for fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds One Million ($1,000,000) in any fiscal year.

       SECTION 2. Each and every one of the premises, representations, warranties, terms, covenants and undertakings in the Agreement, except as expressly set forth above, shall remain in full force and effect to the same extent as if restated word for word herein.



       IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed in their respective names and on their behalf by their duly authorized officers as of the date and year first above written.


SANDY CORPORATION                            COMERICA BANK
A Michigan Corporation                       A Michigan Corporation

By:     /s/ John G. Zimmerman                By:     /s/ Michael P. Stapleton
        -------------------------                    ---------------------------
        John G. Zimmerman                            Michael P. Stapleton
Its:    Chief Financial Officer              Its:    Vice President

Dated:  5/4/95                               Dated:  5/4/95